10.80a

GUARANTY OF LEASE

FOR V ALUE RECEIVED, and in consideration for, and as an inducement to Oxbridge Development at Crown Pointe, L.C., a Maryland limited liability company, to consent to an assignment by merger of the lease for space at 610 Professional Drive, Gaithersburg, Md. 20879 dated as of June 22, 2001, as amended September 25, 2001 and as further amended in January, 2003 (such amendment being signed by Joseph Angle on behalf of the then tenant on January 21, 2003 and last initialed by Landlord on January 24, 2003) (the "Lease"), in which it is "Landlord" to GLA II Corp., a Delaware corporation (to be renamed TherImmune Research Corporation at the time of the merger) (“Tenant"), a wholly-owned subsidiary of the undersigned and successor in interest by merger to TherImmune Research Corporation, a Maryland corporation, the original tenant under the Lease, the undersigned, whether one or more, jointly and severally do hereby unconditionally guarantee to Landlord (i)l the punctual and full payment of all rents of every kind, additional rents and all other charges to be paid by Tenant under the Lease and (ii) the full and timely performance and observance of all the covenants, conditions, and agreements to be performed and observed by Tenant under the Lease. The undersigned shall indemnify, defend and hold harmless Landlord and its affiliates from any loss, damages or costs (including without limitation, the reasonable fees of Landlord's attorneys and court costs, but excluding any indirect, consequential, exemplary or punitive damages) arising out of any failure to pay the aforesaid rents and other charges or the failure to perform any of the aforesaid covenants, conditions and agreements under the Lease, except to the extent arising out of the negligence or intentional misconduct of Landlord or its agents or property manager. The undersigned further expressly agree that the validity of this Lease and the obligations of the undersigned hereunder shall in no way be terminated, affected or impaired by reason of any forbearances, settlements or compromises between Landlord and Tenant or the relief of Tenant from any of Tenant's obligations under the Lease by operation of law, such as the rejection or assignment of the Lease in connection with proceedings under any present or future provision of the federal Bankruptcy Act, or any similar law or statute of the United States or any state thereof.

The undersigned further covenant and agree that this Guaranty of Lease shall be and remain in full force and effect as to any renewal, modification or extension of the Lease, whether or not known to or approved by the undersigned, but this Guaranty shall not remain in effect if the Tenant's interest in the Lease is assigned, with Landlord's written consent, to a third party which is not owned and controlled by the undersigned. In the event of any termination of the Lease by Landlord, the undersigned's liability hereunder shall not be terminated, but the undersigned shall be and remain fully liable for the performance of the Tenant's obligations, if any, under the Lease. If the undersigned shall, directly or indirectly, advance .any sums to Tenant, such sums and indebtedness shall be subordinate in all respects to the amounts then and thereafter due and owing by Tenant under the Lease.

Wherever reference is made to the liability of Tenant in the Lease, such reference shall he deemed likewise to refer to the undersigned, jointly and severally, with Tenant. The liability of the undersigned for the obligations of Tenant under the Lease shall be primary, absolute and unconditional. In any right of action which shall accrue to Landlord under the Lease, Landlord may, at Landlord's option, proceed against any one or more of the undersigned and/or Tenant, jointly or severally, and .may proceed against any one or more of the undersigned without having demanded performance of, commenced any action against or having obtained any judgment against Tenant The undersigned hereby expressly waive: (i) notice of acceptance of this Guaranty of Lease and of presentment, demand and protest; and (ii) notice to the undersigned of any default hereunder or under the Lease; provided, however that this waiver shall not constitute a waiver of any obligation of the Landlord pursuant to the Lease to give Tenant notice and an opportunity to cure defaults under the Lease. This Guaranty of Lease is a guaranty of payment and not a guaranty of collection. The undersigned agree that in the event this Guaranty of Lease shall be enforced by suit or otherwise, and the Landlord shall prevail in any such action, the undersigned will reimburse the Landlord, upon demand, for an expenses incurred in connection therewith, including, without limitation, reasonable attorneys' fees.

The undersigned hereby waive, to the maximum extent permitted bylaw, any statute. of limitations affecting the enforcement of this Guaranty of Lease.

THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OF LEASE OR ANY DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE UNDERSIGNED OR LANDLORD ARISING OUT OR RELATED IN ANY MANNER WITH THIS GUARANTY OF LEASE (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS GUARANTY OF LEASE OR ANY CLAIMS OR DEFENSES ASSERTING THAT THIS GUARANTY OF LEASE WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LANDLORD TO CONSENT TO THE ASSIGNMENT OF THE LEASE AS DESCRIBED ABOVE.

The undersigned hereby assign to Landlord any rights the undersigned may have to file a claim and proof of claim in any bankruptcy or similar proceeding of Tenant and any awards of payments thereon to which the undersigned would otherwise be entitled.

It is further agreed that all of the terms and provisions hereof shall inure to the benefit of and may be enforced by the respective heirs, executors, successors and assigns of Landlord and the holder of any mortgage to which the Lease may be subject and subordinate from time to time, and shall be binding upon the respective heirs, executors, successors and assigns of the undersigned. Landlord may, without notice, assign this Guaranty of Lease (in connection with the assignment of the Lease), and no such assignment shall increase or diminish the undersigned's liability under this Guaranty of Lease.

In the event more than one person or entity executes this Guaranty of Lease, the liability of such signatories hereunder shall be joint and several. In the event only one person or entity executes this Guaranty of Lease, an provisions hereof which refer to more than one guarantor shall be automatically modified to refer to only one guarantor, and otherwise this Guaranty of Lease shall remain unmodified and in full force and effect

It is understood that other agreements similar to this Guaranty of Lease may, at Landlord's sole option and discretion, be executed by other persons with respect to the Lease. This Guaranty of Lease shall be cumulative of any such agreements and the liabilities and obligations of the undersigned hereunder shall in no event be affected or diminished by reason of such other agreements. Moreover, in the event Landlord obtains the signature of more than one guarantor on this Guaranty of Lease or obtains additional guarantee agreements, or both, the undersigned agree that Landlord, in Landlord's sole discretion, may (i) compound or settle with anyone or more of the guarantors for such consideration as Landlord may deem proper, and (ii) release one or more of the guarantors from liability. The undersigned further agree that no such action shall impair the rights of Landlord to enforce the Lease against any remaining guarantor or guarantors, including the undersigned.

The undersigned agree to execute and deliver to Landlord, from time to time, upon ten (10) business days notice from Landlord, a certificate addressed to Landlord, any mortgagee or prospective mortgagee, or any prospective purchase, certifying (i) that this Guaranty of Lease is unmodified and in full force and effect and (ii) to such other matters as Landlord may reasonably request.

If any provision of this Guaranty of Lease or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Guaranty of Lease and the application of that provision to other persons or circumstances shall not be affected but rather shall be enforced to the fullest extent permitted by law.

If the undersigned is a corporation (including any form of professional association), then each individual executing or attesting this Guaranty of Lease on behalf of such corporation covenants, warrants and represents that he or she is duly authorized to execute or attest and deliver this Guaranty of Lease on behalf of such corporation. If the undersigned is a partnership (general or limited) or limited liability company, then each individual executing this Guaranty of Lease on behalf of the partnership or company hereby covenants, warrants and represents that he or she is duly authorized to execute and deliver this Guaranty of Lease on behalf of the partnership or company in accordance with the partnership agreement or membership agreement, as the case may be, or an amendment thereto, now in effect.

This Guaranty of Lease shall be governed by the Jaws of the State of Maryland, exc1uding choice of laws principles.

EXECUTED UNDER SEAL as of the 1st day of April 2003

GUARANTOR:

GENE LOGIC INC., a Delaware corporation

By:	/s/ Philip L. Rohrer, Jr.

Name:	Philip L Rohrer, Jr.

Title:	Chief Financial Officer